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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-A

           FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES PURSUANT TO SECTION 12(b) OR (g) OF THE SECURITIES EXCHANGE ACT OF 1934

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                               WEBSTAKES.COM, INC.

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             (Exact name of registrant as specified in its charter)

             Delaware                                        13-3898912

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         (State of incorporation or organization) (IRS Employer Id. No.)


           11 West 19th Street, 10th Floor, New York, New York    10011

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             (Address of principal executive offices)          (Zip Code)


           Securities registered pursuant to Section 12(b) of the Act:

               Title of each class             Name of each exchange on which
               to be so registered                each class is to be registered

                       None

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If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant General Instruction A.(c), check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box.
[X]

  Securities Act registration statement file number to which this form relates:

                                    333-80593

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                                 (if applicable)

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        Securities to be registered pursuant to Section 12(g) of the Act:

                          Common Stock, $.01 par value

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                                (Title of Class)

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

The description of the Common Stock of the Registrant registered hereby is incorporated by reference to the description of the Registrant's capital stock set forth under the heading "Description of Capital Stock" in the Registrant's Form S-1 Registration Statement No. 333-80593, as filed with the Securities and Exchange Commission on June 14, 1999, and thereafter amended and supplemented, including amendments or supplements thereto set forth in any form of prospectus filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended, which prospectus shall be deemed to be incorporated by reference into this Registration Statement.

ITEM 2.  EXHIBITS

1.1 Certificate of Incorporation (incorporated by reference to Exhibit 3.1 to the Registration Statement on Form S-1 (Registration No. 333-80593) filed June 14, 1999, as amended)
1.2 Certificate of Amendment to the Certificate of Incorporation, dated February 23, 1998 (incorporated by reference to Exhibit 3.2 to the Registration Statement on Form S-1 (Registration No. 333-80593) filed June 14, 1999, as amended)
1.3 Certificate of Amendment to the Certificate of Incorporation, dated January 17, 1999 (incorporated by reference to Exhibit 3.3 to the Registration Statement on Form S-1 (Registration No. 333-80593) filed June 14, 1999, as amended)
1.4 Certificate of Amendment to the Certificate of Incorporation, dated June 11, 1999 (incorporated by reference to Exhibit 3.4 to the Registration Statement on Form S-1 (Registration No. 333-80593) filed June 14, 1999, as amended)
1.5 Amended and Restated Bylaws (incorporated by reference to Exhibit 3.5 to the Registration Statement on Form S-1 (Registration No. 333-80593) filed June 14, 1999, as amended)
2.1       Specimen Certificate of Common Stock (incorporated by reference to
          Exhibit 4.1 to the Registration Statement on Form S-1 (Registration No. 333-80593) filed June 14, 1999, as amended)
          10.2 to the Registration Statement on Form S-1 (Registration No. 333-80593) filed June 14, 1999, as amended)
2.4 Stock Purchase Agreement dated June 11, 1999 (incorporated by reference to Exhibit 10.7 to the Registration Statement on Form S-1 (Registration No. 333-80593) filed June 14, 1999, as amended)

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SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                             WEBSTAKES.COM, INC.

                                             By:  /s/ STEVEN H. KREIN
                                                  ------------------------------
                                                  Steven H. Krein
                                                  Chief Executive Officer


Date: September 21, 1999



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